SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Rule 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 26, 2018
Zymeworks Inc.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38068	47-2569713
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 540, 1385 West 8th Avenue, Vancouver, British Columbia, Canada	V6H 3V9
(Address of principal executive offices)	(Zip Code)

(604) 678-1388
(Registrant’s telephone number, including area code)

Not Applicable
(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

ITEM 8.01	OTHER EVENTS

On November 27, 2018, Zymeworks Inc. (the “Company”) filed a current report on Form 8-K (the “Current Report”) regarding entry into the following agreements with BeiGene, Ltd. (“BeiGene”): (i) two license and collaboration agreements (the “ZW25 Agreement” and the “ZW49 Agreement” and together, the “Product Candidate Agreements”); and (ii) a research and license agreement (the “Platform Agreement” and together with the Product Candidate Agreements, the “BeiGene Agreements”). This report on Form 8-K/A is being filed to amend the Current Report.

On December 6, 2018, the Company filed a material change report regarding entry into the BeiGene Agreements with the Canadian securities regulatory authorities in Canada on the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com. A copy of this material change report is filed as exhibit 99.4 hereto. In connection with such material change report and in accordance with the requirements of Canadian securities laws, on December 6, 2018, the Company also filed the BeiGene Agreements with the Canadian securities regulatory authorities in Canada on SEDAR. The BeiGene Agreements are filed as exhibits 99.1, 99.2 and 99.3 to this Form 8-K/A (“Exhibit 99.1, “Exhibit 99.2” and “Exhibit 99.3,” respectively). Portions of each of Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 are subject to a FOIA Confidential Treatment Request to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
99.1	License and Collaboration Agreement between Zymeworks Inc. and BeiGene Ltd., dated November 26, 2018†.
99.2	License and Collaboration Agreement between Zymeworks Inc. and BeiGene Ltd., dated November 26, 2018†.
99.3	Research and License Agreement between Zymeworks Inc. and BeiGene Ltd., dated November 26, 2018†.
99.4	Material Change Report dated December 6, 2018.

†
Confidential portions of this exhibit have been redacted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZYMEWORKS INC.
(Registrant)

Date: December 6, 2018	By:	/s/ Neil Klompas
	Name: Title:	Neil Klompas Chief Financial Officer